UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 20, 2025
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UL Solutions Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42012 (Commission File Number)	27-0913800 (I.R.S. Employer Identification Number)
333 Pfingsten Rd Northbrook, Illinois 60062
(Address of principal executive offices and zip code)
(847) 272-8800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	ULS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 20, 2025, UL Solutions Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting:

	Shares Voted For	Shares Voted Withhold	Broker Non-Votes
Election of directors
Jennifer F. Scanlon	1,436,919,695	2,118,104	1,690,250
James M. Shannon	1,436,145,836	2,891,963	1,690,250
James P. Dollive	1,432,080,682	6,957,117	1,690,250
Marla C. Gottschalk	1,435,364,474	3,673,325	1,690,250
Friedrich Hecker	1,436,602,747	2,435,052	1,690,250
Charles W. Hooper	1,436,932,831	2,104,968	1,690,250
Kevin J. Kennedy	1,436,829,322	2,208,477	1,690,250
Vikram U. Kini	1,438,818,349	219,450	1,690,250
Sally Susman	1,436,892,029	2,145,770	1,690,250
Michael H. Thaman	1,436,926,550	2,111,249	1,690,250
Elisabeth Tørstad	1,432,291,447	6,746,352	1,690,250
George A.Williams	1,432,227,429	6,810,370	1,690,250

	Shares Voted For	Shares Voted Against	Abstentions
Ratification of retention of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	1,439,695,470	322,499	710,080

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Approval, on an advisory basis, of the compensation of the Company’s named executive officers	1,438,546,235	374,149	117,415	1,690,250

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Approval, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers	1,438,773,011	2,292	141,501	120,995	1,690,250
Consistent with these results, the Company’s Board of Directors determined that future stockholder advisory votes on named executive officer compensation will be held every one year until the next required advisory vote on the frequency of stockholder advisory votes on named executive officer compensation.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UL Solutions Inc.
Date: May 22, 2025	By:	/s/ Ryan D. Robinson
Ryan D. Robinson
Executive Vice President and Chief Financial Officer